SCHEDULE 14A INFORMATION

               Proxy Statement pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential,   for  Use  of  Commission   only  (as  permitted  by  Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        FRANKLIN FINANCIAL CORPORATION
               (Name of Registrant as Specified in Its Charter)


                                      N/A
                 (Name of Person(s) Filing Proxy Statement, if
                          Other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X]  $125 per Exchange Act rules O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11 (1) Title of each number of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11.
[ ]  Fee paid previously with preliminary materials
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                          FIRST FRANKLIN CORPORATION
                             401 EAST COURT STREET
                            CINCINNATI, OHIO 45202
                                (513) 721-1031


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on April 22, 1996

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation ("First Franklin" or the "Company"), the holding company for The Franklin Savings and Loan Company ("Franklin"), will be held at the corporate office of the Company located at 401 East Court Street, Cincinnati, Ohio 45202 on April 22, 1996, at 3:00 p.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1. The election of one director of the Company; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 13, 1996, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you give a later dated proxy or if you attend and vote at the Meeting in person.


Cincinnati, Ohio
March 26, 1996
                                         By Order of the Board of Directors



                                         Thomas H. Siemers
                                         President and Chief Executive Officer

================================================================================
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
    NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                          FIRST FRANKLIN CORPORATION
                             401 EAST COURT STREET
                            CINCINNATI, OHIO 45202
                                (513) 721-1031


                                PROXY STATEMENT

                        Annual Meeting of Stockholders
                                April 22, 1996


      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Franklin Corporation ("First Franklin" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the corporate office of the Company located at 401 East Court Street, Cincinnati, Ohio 45202, on April 22, 1996, at 3:00 p.m., and at all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 26, 1996.

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein and, where no instructions are indicated, will be voted "FOR" the nominees and the adoption of the proposals discussed herein.

      A majority of the shares of the Company's issued and outstanding common stock, (the "Common Stock") present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

Vote Required for Approval of the Proposals

      Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on March 13, 1996, will be entitled to one vote for each share then held. As of that date, the Company had 1,181,518 shares of Common Stock issued and outstanding.

      The following table sets forth, as of March 13, 1996, share information regarding (i) those persons or entities who were known by management to beneficially own more than five percent of the outstanding shares of the Company's Common Stock; and (ii) all directors and executive officers of the Company and The Franklin Savings and Loan Company ("Franklin") as a group.

                                                    Shares           Percent of
 Name and Address of Beneficial Owner            Beneficially           Class
                                                    Owned
                                                 ------------        ----------
Thomas H. Siemers(1)                                170,824            14. 1%
  First Franklin Corporation
  401 East Court Street
  Cincinnati, Ohio  45202

Margaret W. Walton(2)                               60,729               5.1
  First Franklin Corporation
  401 East Court Street
  Cincinnati, Ohio  45202

All directors and executive officers of             361,503             29.0
Franklin and the Company as a group
(11 persons)(3)

-----------------------------
(1) Mr. Siemers, the President and Chief Executive Officer of the Company, has sole voting and investment power with respect to 63,380 shares and shared voting and investment power with his wife for 600 shares. In addition, Mr. Siemers has options to purchase 28,972 shares granted under First Franklin's Stock Option Plan. Mr. Siemers has voting power with respect to 22,406 shares allocated to his account in The Franklin Savings and Loan Company Employee Stock Ownership Plan ("ESOP"). Finally, as a trustee, Mr. Siemers may be deemed to have voting and/or investment power with respect to another 40,466 shares of Common Stock held by the ESOP, which have not been allocated to the accounts of individual participants or which have been allocated to the accounts of individual participants but may still be sold by the trustee, and with respect to the 15,000 shares held by Franklin's Defined Benefit Pension Plan ("Pension Plan").

(2) Ms. Walton, a Vice President of the Company, has sole voting and investment power with respect to 40,000 shares and has options to purchase 12,200 shares granted under First Franklin's Stock Option Plan. Ms. Walton has voting power with respect to 8,529 shares allocated to her account in the ESOP.

(3) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options granted under the Company's Stock Option Plan and shares held by controlled corporations or certain family members, over which shares the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers, as trustee of the ESOP and the Defined Benefit Pension Plan of Franklin. Share information for each director of the Company is included under "Election of Directors."


                             ELECTION OF DIRECTORS

      The Board of Directors is currently composed of five members. Directors are elected to serve for three year terms or until their respective successors are elected and qualified. Approximately one-third of the Board of Directors of the Company is elected annually.

      In January 1996, Mary J. Hunter, a director of the Company and Franklin retired and became a director emeritus of Franklin, who may attend Board meetings in an advisory capacity. The board appointed James E. Cross, a director of Franklin, to fill the vacancy created by her retirement for the remainder of the term.

      The following table sets forth certain information regarding the composition of the Company's Board of Directors, including terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at this Meeting for the election of the nominee indicated below. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                       Positions held    Year first                 Shares
                            with          elected                beneficially   Percent
    Name          Age    the Company    director of   Term to       owned       of class
                        and Franklin        the       expire     at March 13,
                                     Company/Franklin              1996(1)

                                      NOMINEES

John L. Nolting    63     Director       1987/1981      1999       17,500         1.5%

                         DIRECTORS REMAINING IN OFFICE

Richard H. Finan   61     Director       1987/1968      1997       51,616         4.4

James E. Cross     60     Director       1996/1978      1997       21,136         1.8

Thomas H. Siemers  62     President,     1987/1953      1998      170,824(2)     14.1
                          Chief Executive
                          Officer and
                          Director

James E. Hoff,     63     Director       1993/1993      1998           -           -
  S.J.

-------------------------------

(1) May include shares held directly, shares allocated under the ESOP to the accounts of directors who are full-time employees of Franklin, shares subject to options granted under the Company's Stock Option Plan and shares held by controlled corporations or certain family members with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power.

(2) Includes 15,000 shares held by Franklin's Pension Plan, of which Mr. Siemers is the trustee, and 40,466 shares held by the Company's ESOP which have not been allocated to the account of any participant or have been allocated, but over which Mr. Siemers, as trustee, retains investment power.


     The business experience of each director during the last five years is as follows:

     John L. Nolting has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974, President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, since 1980, and Director and President of DirectTeller Systems, Inc.

     Richard H. Finan has been an Ohio State Senator since 1978 and a lawyer practicing in Sharonville, Ohio, since 1961. Director Finan also serves as counsel of record for Madison Service Corporation, Franklin's wholly-owned subsidiary, and DirectTeller Systems, Inc., a joint venture between the Company and DataTech Services, Inc.

     James E. Cross is a partner in the Dayton, Ohio law firm of Allbery Cross Fogarty. He was a member of the Board of Directors of Central Savings in Dayton, Ohio when it merged with Franklin in 1978, and has served as a director of Franklin since then.

     Thomas H. Siemers has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. From 1978 to 1983, Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati. Mr. Siemers also served as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985. President Siemers served as a director and Secretary to the Ohio Financial Service Corporation, Columbus, Ohio for approximately 17 years, until his resignation in June, 1987.

     James E. Hoff, S.J., has been President of Xavier University in Cincinnati, Ohio, since 1991. Prior to his arrival at Xavier, Fr. Hoff was President of the Creighton Foundation and Vice President of University Relations at Creighton University.

Meetings of the Board of Directors and Committees

     Meetings of the Company's Board of Directors are held regularly on a quarterly basis. During the year ended December 31, 1995, the Board of Directors held a total of five regular and special meetings. No incumbent director of the Company attended fewer than 75% of the total meetings of the Board of Directors during this period, except for Fr. Hoff, who attended only three meetings.

     The Company has no standing audit, compensation or nominating committees. The full Board of Directors acts as the nominating committee for the annual selection of its nominees for election of directors and, with the exception of Mr. Siemers, as the audit committee. During 1995, the Board of Directors met once acting as a nominating committee and once acting as the audit committee. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations nor established any procedures for this purpose.

     The Board of Directors of Franklin, the principal subsidiary of the Company, consists of the five directors of the Company and Francis J. Macke, Donald E. Newberry, Sr. and Mary W. Sullivan. Meetings of Franklin's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during 1995. No director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served. The Board of Directors of Franklin has standing executive, compensation and loan committees.

     The Executive Committee consists of the President and one member of the Board of Directors who is selected weekly on an alternating basis from the entire Board. This committee meets weekly (except during weeks when the full Board meets) and exercises the power of the Board of Directors between regular Board meetings. All actions of this committee are reviewed and ratified by the full Board of Directors. This committee met 40 times during 1995.

     The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to executive compensation and other benefit programs. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting. One meeting was held by this committee during 1995.

     The Loan Committee recommends policies on residential, commercial and consumer lending to the Board of Directors and reviews loan applications. The Loan Committee has authority to approve loans in amounts of up to $350,000. Members of this committee are Mr. Siemers, Mr. Harry Barnaclo and Ms. Margaret Walton. The committee met approximately 65 times during 1995.

     The full Board of Directors appoints a nominating committee for the annual selection of its nominees for election of directors. While the nominating committee and the Board of Directors will consider nominees recommended by others, it has not actively solicited nominations nor established any procedures for this purpose.

Compensation of the Board of Directors

     Directors of the Company and Franklin receive directors' fees of $1,000 per meeting. No fees are currently paid by the Company or Franklin for committee membership.

Executive Compensation

     The Company currently does not pay any compensation to its executive officers. The following table shows the compensation paid or granted by Franklin and its subsidiaries for services rendered during the periods indicated to any executive officer whose annual compensation exceeded $100,000 during the fiscal year.

                          Summary Compensation Table
                       -------------------------------
                                                             ------------------------
                                                              All other compensation
-------------------------------------------------------------------------------------

                                          Annual compensation
                                          -------------------------------------------

Name and principal position        Year    Salary($) Bonus($)        ($)(1)
-------------------------------------------------------------------------------------

Thomas H. Siemers - President,     1995   $204,922      -            $14,365
Chief Executive Officer and        1994    197,047   $10,000          13,359
Director of the Company,           1993    183,704    25,000          17,834
Franklin and Madison
Service Corporation;
Chairman of the Board of
DirectTeller Systems, Inc.

Daniel T. Voelpel - Vice           1995    $97,957      -             $9,398
President and Chief                1994     94,263   $ 7,000           9,018
Financial Officer of               1993     90,135     7,000           8,300
the Company and Franklin
and Treasurer of Madison
Service Corporation and
DirectTeller Systems, Inc.
-----------------------------

(1)  Represents  the  Company's  contributions  to the ESOP on  behalf  of Mr.
     Siemers and Mr. Voelpel.


     No stock options were awarded under the Stock Option Plan during 1995. The following table sets forth certain information concerning the number and value of stock options at December 31, 1995, held by these listed individuals. No stock appreciation rights or limited stock appreciation rights have been granted to any director or executive officer under the Company's Stock Option Plan.

                        Aggregated Option/SAR Exercises in Last Fiscal Year
                                 and FY-End Option/SAR Values

                      Shares       Value          Number of unexercised      Value of unexercised in-the-money
                   Acquired on    Realized      options/SARs at FY-end (#)      options/SARs at FY-end ($)(2)
Name               Exercise (#)    ($)(1)     ----------------------------    ---------------------------------
----               -----------    ------     Exercisable    Unexercisable       Exercisable    Unexercisable
                                             -----------    -------------       -----------    -------------
Thomas H. Siemers     2,500      $30,625       28,972             -              $315,215            -
Daniel T. Voelpel         -            -       12,200             -               132,736            -
----------------------------------

(1) Value is based upon the sales price of $17.25 per share of the Company's Common Stock as reported on The Nasdaq Stock Market at the time of the trade closest in time to the exercise of the options, less the exercise price of $5.00 per share.

(2) Value is based upon the sales price of $15.88 per share of the Company's Common Stock as reported on The Nasdaq Stock Market on December 29, 1995, less the exercise price of $5.00 per share.

Employment Contract

      On May 1, 1984, the Board of Directors of Franklin approved a five year employment agreement with Mr. Siemers. The contract provides for automatic extensions of one year each upon the expiration of one year of the contract, until either Franklin or the employee gives written notice to the contrary. The contract provides for termination upon the employee's death, for cause or in certain events specified by federal regulations. The contract is terminable by the employee upon 90 days' notice to Franklin.

       The employment agreement provides for a salary as determined by the Board of Directors but not less than the employee's current annual salary. Salary increases will be reviewed not less often than annually thereafter and are subject to the sole discretion of the Board of Directors.

      The contract provides for payment to the employee of an amount equal to the present value of the employee's salary for the unexpired term of the contract in the event there is a change in control of Franklin where employment terminates involuntarily in connection with such change of control or within six months thereafter. If Mr. Siemers' employment were terminated in connection with a change in control while earning his current salary as of December 31, 1995, at which date the unexpired term of the contract was 52 months, Mr. Siemers could have received a cash payment of up to approximately $764,100 pursuant to his contract. Such termination payments are provided on a similar basis in connection with a voluntary termination of employment in connection with a change in control which was at any time opposed by Franklin's Board of Directors. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

Transactions with Management and Indebtedness of Management

      Franklin, like many financial institutions, has followed the policy of granting to its officers, directors and employees loans for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business and are made on substantially the same terms and collateral, except for loan fees and interest rates on loans to employees who are not officers or directors, as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for employees who are not directors, officers or principal shareholders of the Company or Franklin, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that the employment relationship is terminated. Interest rates on loans originated after August 9, 1989, are set at market rates for directors, officers and principal shareholders. Except for loans made to directors, officers and principal shareholders, loan fees on mortgage loans are generally waived except to the extent of direct loan origination expenses incurred by Franklin.

      Franklin's policy is to grant certain consumer loans to employees, other than officers, directors, and principal shareholders, at the prevailing market rate and modify them to 1% over Franklin's cost of funds. If the employment relationship is terminated, the rate will revert to the contract rate and the modification will be cancelled. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employees length of service, work performance and past credit history. All loans by Franklin to its directors and executive officers are subject to regulations requiring that loans and other transactions involving directors, executive officers and principal shareholders be on terms and conditions comparable to those for similar transactions with non-affiliates.

      Set forth below is certain information at December 31, 1995, as to all loans made by Franklin to each of its directors or executive officers which were granted prior to August 9, 1989 at less than market rates and which for any one individual resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 1994:

                                       Largest    Balance as                Market
                         Nature of      amount   of December   Current     interest
    Name     Date of   indebtedness  outstanding     31,       interest  rate at the
               loan                     since       1995         rate       time of
                                       January                           origination
                                       1, 1994
------------------------------------------------------------------------------------
Richard H.    6/15/84  First          $89,850     $82,498        8.25%      10.50%
Finan                  mortgage -
                       personal
                       residence

Mary J.      10/29/81  First           94,366         -          8.25       12.50
Hunter                 mortgage -
                       personal
                       residence


      In 1989, the Company entered into a joint venture called DirectTeller Systems, Inc. ("DirectTeller"), with DataTech Services, Inc. ("DataTech"), for the purpose of marketing computer software developed by DataTech to financial institutions. Director Nolting is the President and Chief Executive Officer of DataTech. When this venture was approved by the Board of Directors of the Company, Director Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software it developed to the initial capitalization of DirectTeller. Under the terms of the joint venture, the Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage the day to day operations of DirectTeller, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company currently owns a 51% interest in DirectTeller. The Company's investment in such venture was $50,000 at December 31, 1995.

      Director Finan is an attorney at law who from time to time provides legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 1995, fees paid by the subsidiaries of Franklin and the Company did not exceed five percent of Mr. Finan's gross revenues for the last fiscal year.

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in the Company by the tenth day of the month following a change. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                             STOCKHOLDER PROPOSALS

      To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 401 East Court Street, Cincinnati, Ohio 45202, no later than December 1, 1996. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's Annual Report to Stockholders, including financial statements, is also enclosed. Any stockholders who have not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, nor as having been incorporated herein by reference.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Thomas H. Siemers
                                    President and Chief Executive Officer

Cincinnati, Ohio
March 26, 1996

                         ___________________________


                                REVOCABLE PROXY

                          FIRST FRANKLIN CORPORATION
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 22, 1996

     The undersigned hereby appoints James E. Hoff, S.J., Richard H. Finan, James E. Cross and Thomas H. Siemers, or any one of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 22, 1996 at the corporate office of the Company located at 401 East Court Street, Cincinnati, Ohio, at 3:00 P.M., and at any and all adjournments thereof, as follows:

I.    The election of the following director for a term expiring in 1999:

      ____  FOR the nominee listed        ____ WITHHOLD authority to vote
            below (except as otherwise         for the nominee listed below
            indicated)

            JOHN L. NOLTING                    JOHN L. NOLTING



In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of  Directors  recommends a vote "FOR" John L. Nolting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTORS AND THE PROPOSITIONS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Annual Meeting or submits a later-dated proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 26, 1996, and a copy of the 1995 Annual Report To Stockholders.




____________________________________     ____________________________________
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER

____________________________________     ____________________________________
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER

Date: ________________________, 1996     Date: ________________________, 1996


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



       PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE